SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 2004


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

            OREGON                        1-13159                47-0255140
 (State or other jurisdiction     (Commission file number)    (I.R.S. employer
      of incorporation)                                      identification no.)

               1221 LAMAR #1600
                HOUSTON, TEXAS                          77010-1221
   (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (713) 853-6161

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

                Section 1 - Registrant's Business and Operations

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               Enron Corp. is filing a copy of its press release dated September 1, 2004.



                  Section 9 - Financial Statements and Exhibits

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

               (c)      Exhibits

               99.1     Press Release, dated September 1, 2004.






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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENRON CORP.


Date:  September 2, 2004                   By: /s/ Raymond M. Bowen
                                             -----------------------------------
                                             Name:  Raymond M. Bowen
                                             Title: Executive Vice President and
                                                    Chief Financial Officer









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
                                  EXHIBIT INDEX

EXHIBIT                             DESCRIPTION

 99.1                     Press Release, dated September 1, 2004











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